UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

VARIABLE INCOME TRUST

LEGG MASON WESTERN ASSET VARIABLE

STRATEGIC BOND PORTFOLIO

FORM N-Q

MARCH 31, 2011

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 33.1%
CONSUMER DISCRETIONARY - 2.2%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	$160,000	$46,400	(a)

Diversified Consumer Services - 0.1%
Service Corp. International, Senior Notes	7.500%	4/1/27	35,000	33,425

Hotels, Restaurants & Leisure - 0.0%
Station Casinos Inc., Senior Notes	7.750%	8/15/16	15,000	2	(a)(b)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	75,000	7	(a)(b)

Total Hotels, Restaurants & Leisure				9

Media - 2.0%
CCO Holdings LLC / CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	70,000	71,925	(c)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	10,000	10,250	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	100,000	125,274
Comcast Corp., Notes	6.500%	1/15/15	140,000	158,569
Comcast Corp., Notes	5.875%	2/15/18	10,000	11,040
Comcast Corp., Senior Notes	5.650%	6/15/35	10,000	9,430
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	50,000	52,000
DISH DBS Corp., Senior Notes	6.625%	10/1/14	15,000	15,919
DISH DBS Corp., Senior Notes	7.750%	5/31/15	40,000	44,000
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	60,000	76,147
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	210,000	256,216
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	20,000	18,725
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	20,000	20,979
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	90,000	84,854
Time Warner Inc., Senior Notes	7.625%	4/15/31	70,000	80,970
United Business Media Ltd., Notes	5.750%	11/3/20	40,000	38,979	(c)

Total Media				1,075,277

TOTAL CONSUMER DISCRETIONARY				1,155,111

CONSUMER STAPLES - 1.5%
Beverages - 0.4%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	80,000	86,015
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	40,000	41,909
Diageo Finance BV	3.250%	1/15/15	70,000	71,903

Total Beverages				199,827

Food & Staples Retailing - 0.5%
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	50,000	57,444
CVS Corp., Pass-Through Trust, Secured Notes	6.943%	1/10/30	167,753	182,814

Total Food & Staples Retailing				240,258

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	170,000	179,793

Tobacco - 0.3%
Altria Group Inc., Senior Notes	8.500%	11/10/13	60,000	70,014
Reynolds American Inc., Senior Notes	7.250%	6/1/12	70,000	74,705

Total Tobacco				144,719

TOTAL CONSUMER STAPLES				764,597

ENERGY - 3.9%
Energy Equipment & Services - 0.1%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	55,000	58,300

Oil, Gas & Consumable Fuels - 3.8%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	160,000	177,116
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	50,000	55,108
Apache Corp., Senior Notes	5.100%	9/1/40	110,000	102,633
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	30,000	30,666
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	120,000	129,855
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	10,000	10,925
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	60,000	64,200

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - Cont’d
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	$55,000	$58,094
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	105,000	125,708
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	44,550
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	116,000	123,599
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	80,000	101,218
Hess Corp., Notes	8.125%	2/15/19	20,000	25,145
Hess Corp., Notes	7.875%	10/1/29	20,000	24,760
Hess Corp., Notes	7.300%	8/15/31	80,000	94,062
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,285
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	40,000	43,100
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	65,000	65,527
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	50,000	55,657
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	32,000	33,172
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	120,000	120,962
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	42,200
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	40,000	44,600	(c)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	110,000	113,762
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	20,000	23,704
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	75,000	80,250
Williams Cos. Inc., Debentures	7.500%	1/15/31	96,000	112,619
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	51,118
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	10,000	11,909

Total Oil, Gas & Consumable Fuels				1,988,504

TOTAL ENERGY				2,046,804

FINANCIALS - 17.6%
Capital Markets - 3.6%
Credit Suisse Guernsey Ltd., Junior Subordinated Notes	5.860%	5/15/17	90,000	87,750	(d)(e)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	10,000	10,455
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,392
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	20,000	20,632
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	20,000	21,265
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	10,000	10,602
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	20,000	21,490
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	50,000	58,167
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	250,000	254,282
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	140,000	139,889
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	490,000	139,650	(a)(b)(c)
Lehman Brothers Holdings E-Capital Trust I, Notes	6.155%	8/19/65	80,000	24	(a)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	630,000	504	(a)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	30,000	33,368
Morgan Stanley, Medium-Term Notes	0.753%	10/18/16	80,000	74,919	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	600,000	625,645
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	100,000	103,197
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	260,000	266,711

Total Capital Markets				1,878,942

Commercial Banks - 4.2%
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	72,730	(c)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	30,000	31,033	(c)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	150,000	161,250	(c)(d)(e)

Glitnir Banki HF, Notes	6.330%	7/28/11	190,000	58,900	(a)(b)(c)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	170,000	0	(a)(b)(c)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	120,000	119,548	(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	340,000	28,900	(a)(b)(c)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	160,000	167,039
Nordea Bank AB, Senior Notes	3.700%	11/13/14	100,000	103,635	(c)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	75,000	97,977	(c)(d)(e)
Resona Preferred Global Securities Cayman Ltd.,
Junior Subordinated Bonds	7.191%	7/30/15	150,000	149,644	(c)(d)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31,2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - Cont’d
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	$20,000	$20,468
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	100,000	100,361
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	60,000	60,064
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	50,000	50,089
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	160,000	157,001	(c)(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	99,654	(c)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	510,000	545,847
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	50,000	50,355
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	98,965

Total Commercial Banks				2,173,460

Consumer Finance - 1.0%
Ally Financial Inc., Notes	1.750%	10/30/12	130,000	132,227
American Express Co., Subordinated Debentures	6.800%	9/1/66	120,000	123,300	(d)
American Express Credit Corp., Senior Notes	5.125%	8/25/14	60,000	64,772
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	120,000	124,782	(c)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	40,000	40,410
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	40,000	34,299

Total Consumer Finance				519,790

Diversified Financial Services - 5.7%
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	520,000	531,530
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	40,000	42,306
Citigroup Inc., Senior Notes	6.000%	12/13/13	40,000	43,520
Citigroup Inc., Senior Notes	6.010%	1/15/15	660,000	721,870
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	300,000	335,896
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	300,000	309,375	(d)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	40,000	42,900	(c)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	190,000	204,250	(c)
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	40,000	38,302
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	120,000	126,669
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	240,000	257,801
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	130,000	139,397
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	140,000	152,547
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	30,000	30,975

Total Diversified Financial Services				2,977,338

Insurance - 1.2%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	140,000	128,800
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	30,000	31,336
American International Group Inc., Senior Notes	6.400%	12/15/20	20,000	21,385
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	270,000	261,387
MetLife Inc., Senior Notes	6.750%	6/1/16	70,000	81,006
Teachers Insurance & Annuity Association of
America - College Retirement Equity Fund, Notes	6.850%	12/16/39	80,000	90,504	(c)

Total Insurance				614,418

Thrifts & Mortgage Finance - 1.9%
U.S. Central Federal Credit Union, Notes	1.250%	10/19/11	1,000,000	1,005,886

TOTAL FINANCIALS				9,169,834

HEALTH CARE - 1.3%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	41,053

Health Care Providers & Services - 0.6%
HCA Inc., Senior Notes	5.750%	3/15/14	151,000	154,586
HCA Inc., Senior Secured Notes	9.625%	11/15/16	9,000	9,720	(g)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	15,000	12,506

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care Providers & Services - Cont’d
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	$60,000	$66,829
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,232
WellPoint Inc., Notes	7.000%	2/15/19	40,000	47,486

Total Health Care Providers & Services				302,359

Pharmaceuticals - 0.6%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	10,000	10,312	(c)
Pfizer Inc., Senior Notes	6.200%	3/15/19	110,000	126,962
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	68,117	(c)
Wyeth, Notes	5.950%	4/1/37	110,000	117,996

Total Pharmaceuticals				323,387

TOTAL HEALTH CARE				666,799

INDUSTRIALS - 1.0%
Aerospace & Defense - 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	50,000	57,622
Boeing Co., Senior Notes	4.875%	2/15/20	20,000	21,410
Raytheon Co., Senior Notes	3.125%	10/15/20	30,000	27,544

Total Aerospace & Defense				106,576

Airlines - 0.6%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	10,000	10,138	(c)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	259,016	267,434
United Airlines, Pass-Through Trust, Pass-Through
Certificates, Secured Notes	9.750%	1/15/17	36,914	42,082

Total Airlines				319,654

Road & Rail - 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	23,000	27,945
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	38,000	42,227

Total Road & Rail				70,172

TOTAL INDUSTRIALS				496,402

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	10,000	11,018

MATERIALS - 1.4%
Chemicals - 0.2%
FMC Finance III SA, Senior Notes	6.875%	7/15/17	80,000	84,900
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	20,000	20,776

Total Chemicals				105,676

Containers & Packaging - 0.2%
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	25,000	0	(b)(f)(h)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	100,000	101,250	(c)

Total Containers & Packaging				101,250

Metals & Mining - 1.0%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	90,000	99,343
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	30,000	34,593
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	10,000	9,636
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	120,000	112,087
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	45,000	46,294
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,432
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,611
Vale Overseas Ltd., Notes	6.875%	11/21/36	90,000	96,062
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	107,125	(c)

Total Metals & Mining				511,183

TOTAL MATERIALS				718,109

TELECOMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 2.0%
AT&T Inc., Global Notes	5.500%	2/1/18	140,000	153,042
AT&T Inc., Global Notes	6.550%	2/15/39	70,000	73,195

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Telecommunication Service - Cont’d
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	$260,000	$291,411
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	10,000	10,600
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	15,000	16,200	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	40,000	40,200	(c)
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	345,000	371,422
Verizon New York Inc., Senior Debentures	6.875%	4/1/12	60,000	63,534

Total Diversified Telecommunication Services				1,019,604

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	40,000	44,256
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	30,000	35,123

Total Wireless Telecommunication Services				79,379

TOTAL TELECOMMUNICATION SERVICES				1,098,983

UTILITIES - 2.1%
Electric Utilities - 0.9%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	14,000	15,004
Exelon Corp., Bonds	5.625%	6/15/35	195,000	182,341
FirstEnergy Corp., Notes	7.375%	11/15/31	235,000	255,249

Total Electric Utilities				452,594

Gas Utilities - 0.5%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	280,000	285,395	(c)

Independent Power Producers & Energy Traders - 0.7%
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	45,000	49,275	(c)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	10,000	10,400	(c)
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	97,383	81,071	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	173,000	184,189
NRG Energy Inc., Senior Notes	7.375%	2/1/16	40,000	41,500

Total Independent Power Producers & Energy Traders				366,435

TOTAL UTILITIES				1,104,424

TOTAL CORPORATE BONDS & NOTES (Cost - $18,133,991)				17,232,081

ASSET-BACKED SECURITIES - 4.2%
Accredited Mortgage Loan Trust, 2005-3 A1	0.490%	9/25/35	68,478	63,133	(d)
ACE Securities Corp., 2006-SL2 A	0.420%	1/25/36	459,085	22,200	(d)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.050%	8/25/32	32,980	13,249	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.500%	6/25/34	89,584	27,903	(d)
Countrywide Home Equity Loan Trust, 2006-RES 4Q1B	0.555%	12/15/33	379,032	247,318	(c)(d)
Countrywide Home Equity Loan Trust, 2007-GW A	0.769%	11/15/28	41	35	(d)
Education Funding Capital Trust, 2003-3 A7	1.753%	12/15/42	100,000	94,750	(d)(f)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	39,315	41,325
Greenpoint Manufactured Housing, 1999-2 A2	3.252%	3/18/29	50,000	41,000	(d)(f)
Greenpoint Manufactured Housing, 1999-3 2A2	3.754%	6/19/29	50,000	41,000	(d)(f)
Greenpoint Manufactured Housing, 1999-4 A2	3.754%	2/20/30	50,000	41,000	(d)(f)
Greenpoint Manufactured Housing, 2000-7 A2	3.754%	11/17/31	75,000	63,621	(d)(f)
Greenpoint Manufactured Housing, 2001-2 IA2	2.266%	2/20/32	50,000	42,000	(d)(f)
Greenpoint Manufactured Housing, 2001-2 IIA2	2.255%	3/13/32	50,000	42,000	(d)(f)
GSAMP Trust, 2006-S2 A2	0.350%	1/25/36	185,761	21,036	(d)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	100,000	109,291	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.420%	4/25/36	256,374	79,073	(d)
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.504%	5/1/34	50,000	48,580	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.563%	10/25/32	189,206	178,662	(d)
Lehman XS Trust, 2006-14N 1A1B	0.460%	9/25/46	536,982	259,238	(d)
Mid-State Trust, 6 A1	7.340%	7/1/35	33,862	35,416

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
North Carolina State Education Authority, 2010-1 A1	1.203%	7/25/41	$97,486	$94,626	(d)
Northstar Education Finance Inc., 2005-1 B	1.000%	10/30/45	200,000	119,700	(d)
Northstar Education Finance Inc., 2007-1 A6	1.761%	1/29/46	100,000	83,120	(d)(f)
Origen Manufactured Housing, 2006-A A2	0.225%	10/15/37	200,000	132,000	(d)(f)
SACO I Trust, 2006-4 A1	0.420%	3/25/36	219,681	78,563	(d)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	3,130	0	(b)(c)
SLM Student Loan Trust, 2003-4 A5E	1.060%	3/15/33	195,788	190,561	(c)(d)(f)

TOTAL ASSET-BACKED SECURITIES (Cost - $3,600,376)				2,210,400

COLLATERALIZED MORTGAGE OBLIGATIONS - 14.1%
Banc of America Mortgage Securities, 2005-H 2A1	3.183%	9/25/35	283,492	239,351	(d)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.241%	12/25/34	65,854	61,475	(d)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	125,000	136,250	(d)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.484%	7/20/35	369,567	245,896	(d)
Countrywide Alternative Loan Trust, 2005-72 A1	0.520%	1/25/36	396,936	263,317	(d)
Countrywide Alternative Loan Trust, 2006-36T2 2A5	6.000%	12/25/36	200,000	129,684
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.550%	5/25/35	295,557	194,086	(d)
Credit Suisse Mortgage Capital Certificates, 2006- C1 A4	5.441%	2/15/39	420,000	450,909	(d)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR1 2A1	1.913%	8/25/35	109,898	87,140	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.464%	3/19/45	269,316	185,191	(d)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.238%	3/19/46	384,516	218,587	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 3738 BP	4.000%	12/15/38	100,000	97,523
Federal Home Loan Mortgage Corp. (FHLMC), K007 X1, IO	1.244%	4/25/20	446,624	33,780	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K008 X1, IO	1.687%	6/25/20	567,506	57,351	(d)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.521%	8/25/20	239,172	21,885	(d)
FHLMC Multi-Family Structured Pass-Through Certificates, K006 AX1	1.073%	1/25/20	109,161	7,275	(d)
First Union National Bank Commercial Mortgage, 2000-C1 IO	0.996%	5/17/32	1,075,174	37,367	(d)
Government National Mortgage Association (GNMA), 2005-28 S	5.947%	3/20/35	743,950	85,497	(d)
Government National Mortgage Association (GNMA), 2005-28 SA	5.947%	3/20/35	627,708	72,137	(d)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.760%	1/20/61	269,267	272,283	(d)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.710%	2/20/61	259,918	258,699	(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.781%	3/20/61	100,000	100,000	(d)(f)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.890%	7/10/38	120,000	131,434	(d)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	30,000	31,777
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.944%	10/25/35	226,545	171,635	(d)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.604%	1/19/35	316,072	203,102	(d)
Harborview Mortgage Loan Trust, 2004-8 2A4A	0.654%	11/19/34	272,865	197,995	(d)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.747%	3/25/35	171,255	147,033	(d)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	160,713	126,123

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	$60,000	$64,317	(d)
Merit Securities Corp., 11PA B2	1.748%	9/28/32	61,261	57,818	(c)(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-6 A4	5.485%	3/12/51	10,000	10,488	(d)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.965%	7/12/17	770,000	828,019	(d)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	2.607%	3/25/36	527,902	325,090	(d)
NCUA Guaranteed Notes, 2010-C1 A2	2.900%	10/29/20	10,000	9,751
NCUA Guaranteed Notes, 2010-C1 APT	2.650%	10/29/20	69,216	68,182
Sequoia Mortgage Trust, 2003-2 A2	1.133%	6/20/33	296,500	242,427	(d)
Structured ARM Loan Trust, 2005-19XS 1A1	0.570%	10/25/35	324,396	227,530	(d)
Structured Asset Mortgage Investments Inc., 2005- AR3 2A1	2.663%	8/25/35	32,262	27,746	(d)
Structured Asset Mortgage Investments Inc., 2006- AR5 2A1	0.460%	5/25/36	299,307	174,969	(d)
Structured Asset Securities Corp., 2005-GEL2 A	0.530%	4/25/35	162,188	141,758	(d)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.212%	3/20/47	267,920	26,993	(b)(c)(d)(f)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.520%	12/25/45	447,257	375,152	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.008%	9/25/36	243,766	195,197	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-OA6 1A1B	1.102%	7/25/47	701,625	231,544	(d)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.908%	4/25/36	81,347	72,084	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $9,444,135)				7,343,847

COLLATERALIZED SENIOR LOANS - 0.4%
INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.4%
First Data Corp., Term Loan B2 (Cost - $227,831)	3.002%	9/24/14	232,949	223,558	(i)

MORTGAGE-BACKED SECURITIES - 31.7%
FHLMC - 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)	5.708%	2/1/37	36,353	38,563	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.894%	4/1/37	215,575	229,028	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.774%	5/1/37	89,310	94,897	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.872%	5/1/37	104,507	110,928	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	5.572%	1/1/38	259,469	277,134	(d)
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/13/41	300,000	281,953	(j)
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	4/13/41	200,000	213,344	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35-4/1/38	510,262	546,059

Total FHLMC				1,791,906

FNMA - 16.9%
Federal National Mortgage Association (FNMA)	8.000%	7/1/30-9/1/30	5,308	6,212
Federal National Mortgage Association (FNMA)	7.500%	8/1/30-2/1/31	21,454	24,928
Federal National Mortgage Association (FNMA)	5.500%	11/1/36	205,721	220,657
Federal National Mortgage Association (FNMA)	6.500%	6/1/37	421,351	475,132
Federal National Mortgage Association (FNMA)	3.500%	4/13/41	100,000	94,187	(j)
Federal National Mortgage Association (FNMA)	4.500%	4/13/41	800,000	814,375	(j)
Federal National Mortgage Association (FNMA)	5.000%	4/13/41-5/12/41	2,800,000	2,924,906	(j)

Federal National Mortgage Association (FNMA)	5.500%	4/13/41-5/12/41	2,450,000	2,615,196	(j)
Federal National Mortgage Association (FNMA)	6.000%	4/13/41-5/12/41	1,200,000	1,303,688	(j)
Federal National Mortgage Association (FNMA)	6.500%	4/13/41	300,000	336,281	(j)

Total FNMA				8,815,562

GNMA - 11.3%
Government National Mortgage Association (GNMA)	6.500%	10/20/37	98,260	110,461

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
GNMA - Cont’d
Government National Mortgage Association (GNMA)	5.000%	8/20/40	$95,107	$101,096
Government National Mortgage Association (GNMA)	4.500%	4/20/41-5/18/41	3,100,000	3,187,750	(j)
Government National Mortgage Association (GNMA)	5.000%	4/20/41	500,000	530,406	(j)
Government National Mortgage Association (GNMA)	5.500%	4/20/41	400,000	432,954	(j)
Government National Mortgage Association (GNMA)	6.000%	4/20/41	1,400,000	1,528,187	(j)

Total GNMA				5,890,854

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $16,309,533)				16,498,322

MUNICIPAL BONDS - 1.0%
Alabama - 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	10,000	9,827

California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	50,000	52,763
Imperial Irrigation District Electric Revenue	5.125%	11/1/38	10,000	9,166
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	10,000	9,602
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	10,000	9,503
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	40,000	41,449
San Francisco, CA, City & County Public Utilities Commission, Water Revenue	5.000%	11/1/39	10,000	9,379
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	19,418

Total California				151,280

Delaware - 0.2%
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.493%	1/29/46	100,000	83,250	(d)(f)
Georgia - 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	10,000	9,762
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	40,000	38,040
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	20,000	18,823

Total Georgia				66,625

Illinois - 0.2%
Illinois State, GO	5.665%	3/1/18	50,000	49,955
Illinois State, GO	5.877%	3/1/19	50,000	49,987

Total Illinois				99,942

New York - 0.2%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	50,000	47,811
New York State Dormitory Authority Lease Revenue, State University Dormitory Facilities	5.000%	7/1/40	10,000	9,499
New York State Environmental Facilities Corp., State Clean Water & Drinking	5.125%	6/15/38	10,000	9,934
Port Authority of New York & New Jersey	5.000%	1/15/41	30,000	28,874
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/37	20,000	19,539

Total New York				115,657

TOTAL MUNICIPAL BONDS (Cost - $519,937)				526,581

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS - 3.5%
Italy - 0.6%
Region of Lombardy	5.804%	10/25/32	$325,000	$313,797

Japan - 0.5%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	160,000	163,663
Japan Finance Organization for Municipalities, Bonds	4.000%	1/13/21	100,000	98,966

Total Japan				262,629

Mexico - 0.9%
United Mexican States, Medium-Term Notes	5.875%	1/15/14	145,000	160,298
United Mexican States, Medium-Term Notes	5.625%	1/15/17	270,000	299,160

Total Mexico				459,458

Russia - 0.4%
Russian Foreign Bond-Eurobond	11.000%	7/24/18	175,000	248,675	(c)

Supranational - 1.1%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	540,000	566,142

TOTAL SOVEREIGN BONDS (Cost - $1,744,728)				1,850,701

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.1%
U.S. Government Agencies - 3.2%
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	400,000	435,111	(c)
Federal Home Loan Bank (FHLB), Bonds	0.460%	3/14/12	170,000	170,063
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	50,000	52,999
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	120,000	81,695
Federal National Mortgage Association (FNMA), Senior Bonds	6.250%	5/15/29	130,000	156,777
Federal National Mortgage Association (FNMA), Senior Notes	7.125%	1/15/30	130,000	172,105
Tennessee Valley Authority, Bonds	5.980%	4/1/36	270,000	311,586
Tennessee Valley Authority, Notes	5.250%	9/15/39	60,000	63,164
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	120,000	120,641
Tennessee Valley Authority, Senior Bonds	4.625%	9/15/60	100,000	93,081

Total U.S. Government Agencies				1,657,222

U.S. Government Obligations - 13.9%
U.S. Treasury Bonds	4.375%	11/15/39	1,150,000	1,125,204
U.S. Treasury Bonds	4.250%	11/15/40	60,000	57,394
U.S. Treasury Bonds	4.750%	2/15/41	990,000	1,029,136
U.S. Treasury Notes	1.000%	7/31/11	1,200,000	1,203,609
U.S. Treasury Notes	1.250%	2/15/14	90,000	90,070
U.S. Treasury Notes	2.000%	1/31/16	470,000	466,659
U.S. Treasury Notes	2.125%	2/29/16	200,000	199,406
U.S. Treasury Notes	2.875%	3/31/18	1,070,000	1,068,746
U.S. Treasury Notes	3.500%	5/15/20	60,000	60,821
U.S. Treasury Notes	3.625%	2/15/21	1,010,000	1,024,519
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	1,250,000	693,629
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/27	500,000	237,890

Total U.S. Government Obligations				7,257,083

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $8,747,715)				8,914,305

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.3%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	10,510	10,738

U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	246,137	279,577	(k)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	336,184	356,802
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	20,109	21,336

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $634,617)				668,453

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

SECURITY			SHARES	VALUE
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $2,381)			77	$2,168	*

	RATE
PREFERRED STOCKS - 0.3%
FINANCIALS - 0.3%
Diversified Financial Services - 0.2%
Citigroup Capital XII	8.500%		1,950	51,343	(d)
Citigroup Capital XIII	7.875%		1,950	53,430	(d)

Total Diversified Financial Services				104,773

Thrifts & Mortgage Finance - 0.1%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		10,000	17,000	*(d)
Federal National Mortgage Association (FNMA)	7.000%		400	1,200	*(d)
Federal National Mortgage Association (FNMA)	8.250%		7,475	12,708	*(d)

Total Thrifts & Mortgage Finance				30,908

TOTAL PREFERRED STOCKS (Cost - $556,192)				135,681

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/20/15	1,250	37,188	*
SemGroup Corp.		11/14/30	81	830	*(b)

TOTAL WARRANTS (Cost - $0)				38,018

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $59,921,436)				55,644,115

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 19.6%
U.S. Government Agencies - 8.1%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.170%	5/9/11	$255,000	254,954	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.175%	5/11/11	180,000	179,965	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.210%	7/6/11	550,000	549,853	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.230%	12/1/11	240,000	239,708	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.235%	4/25/11	1,700,000	1,699,734	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.250%	5/9/11	1,300,000	1,299,657	(l)

Total U.S. Government Agencies (Cost - $4,223,628)				4,223,871

U.S. Government Obligations - 2.3%
U.S. Treasury Bills (Cost - $1,199,586)	0.180%	6/9/11	1,200,000	1,199,862	(l)

Supranationals/Sovereigns - 1.0%
International Bank for Reconstruction &
Development, Discount Notes (Cost - $549,945)	0.200%	4/19/11	550,000	549,945	(l)

Repurchase Agreements - 8.2%
Morgan Stanley tri-party repurchase agreement dated 3/31/11; Proceeds at maturity-$4,259,013; (Fully collateralized by U.S. government agency obligations, 3.740% due 10/27/25; Market value - $4,344,239) (Cost - $4,259,000)	0.110%	4/1/11	4,259,000	4,259,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $10,232,159)				10,232,678

TOTAL INVESTMENTS - 126.4% (Cost - $70,153,595#)				65,876,793
Liabilities in Excess of Other Assets - (26.4)%				(13,758,364)

TOTAL NET ASSETS - 100.0%				$52,118,429

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET VARIABLE STRATEGIC BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2011

*	Non-income producing security.

(a)	The coupon payment on these securities are currently in default as of March 31, 2011.

(b)	Illiquid security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	The maturity principal is currently in default as of March 31, 2011.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
EUR	— Euro
GO	— General Obligation
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 1-Year Futures, Call	4/15/11	$99.00	7	$350
Eurodollar Mid Curve 1-Year Futures, Put	4/15/11	99.00	7	3,894

TOTAL WRITTEN OPTIONS
(Premiums received - $3,980)				$4,244

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Portfolio has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Portfolio’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$17,232,081	$0	$17,232,081
Asset-backed securities	—	1,439,348	771,052	2,210,400
Collateralized mortgage obligations	—	7,216,854	126,993	7,343,847
Collateralized senior loans	—	223,558	—	223,558
Mortgage-backed securities	—	16,498,322	—	16,498,322
Municipal bonds	—	443,331	83,250	526,581
Sovereign bonds	—	1,850,701	—	1,850,701
U.S. government & agency obligations	—	8,914,305	—	8,914,305
U.S. treasury inflation protected securities	—	668,453	—	668,453
Common stocks	$2,168	—	—	2,168
Preferred stocks	135,681	—	—	135,681
Warrants	830	37,188	—	38,018

Total long-term investments	$138,679	$54,524,141	$981,295	$55,644,115

Short-term investments†	—	10,232,678	—	10,232,678

Total investments	$138,679	$64,756,819	$981,295	$65,876,793

Other financial instruments:
Futures contracts	$6,264	—	—	$6,264
Forward foreign currency contracts	—	$37,521	—	37,521

Total other financial instruments	$6,264	$37,521	—	$43,785

Total	$144,943	$65,794,340	$981,295	$65,920,578

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$4,244	—	—	$4,244
Futures contracts	72,177	—	—	72,177
Forward foreign currency contracts	—	$50,677	—	50,677
Interest rate swaps‡	—	76,434	—	76,434

Total	$76,421	$127,111	—	$203,532

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Total
Balance as of December 31, 2010	$0	—	$28,852	$83,150	$112,002
Accrued premiums/discounts	—	$302	229	86	617
Realized gain(loss)(1)	—	—	(18,085)	—	(18,085)
Change in unrealized appreciation (depreciation)(2)		819	26,673	14	27,506
Net purchases (sales)	—	352,620	89,324	—	441,944
Transfers into Level 3	—	417,311	—	—	417,311
Transfers out of Level 3	—	—	—	—	—

Balance as of March 31, 2011	$0	$771,052	$126,993	$83,250	$981,295

Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2011(2)	$0	$819	$26,673	$14	$27,506

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Portfolio enters into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Futures contracts. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Portfolio is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Portfolio each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Stripped securities. The Portfolio invest in “Stripped Securities,” a term used collectively for components, or strips, fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IO’s.

(g) Written options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Portfolio’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Portfolio from the exercise of the written put option to form the Portfolio’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Portfolio.

The risk in writing a covered call option is that the Portfolio may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(h) Securities traded on a to-be-announced basis. The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Portfolio may enter into mortgage dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Portfolio executes its mortgage dollar rolls entirely in the TBA market, whereby the Portfolio makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Portfolio accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(l) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Portfolio enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted

Notes to Schedule of Investments (unaudited) (continued)

net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

(m) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2011, the Portfolio held written options, forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $131,355. If a contingent feature in the Master Agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,785,536
Gross unrealized depreciation	(6,062,338)

Net unrealized depreciation	$(4,276,802)

At March 31, 2011, the Portfolio had the following open futures contracts:

Notes to Schedule of Investments (unaudited) (continued)

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3 Months Euribor	15	9/11	$5,217,969	$5,216,711	$(1,258)
German Euro Bobl	3	6/11	489,281	487,106	(2,175)
German Euro Bund	2	6/11	345,844	343,756	(2,088)
U.S. Treasury 10-Year Notes	36	6/11	4,292,273	4,285,125	(7,148)
U.S. Treasury Ultra Long-Term Bonds	3	6/11	364,424	370,688	6,264

					(6,405)

Contracts to Sell:
U.S. Treasury 2-Year Notes	2	6/11	435,775	436,250	(475)
U.S. Treasury 5-Year Notes	39	6/11	4,549,850	4,554,774	(4,924)
U.S. Treasury 30-Year Bonds	12	6/11	1,388,141	1,442,250	(54,109)

					(59,508)

Net unrealized loss on open futures contracts					$(65,913)

During the period ended March 31, 2011, written option transactions for the Portfolio were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	73	$30,147
Options closed	(59)	(26,167)
Options exercised	—	—
Options expired	—	—

Written options, outstanding March 31, 2011	14	$3,980

At March 31, 2011, the Portfolio held TBA securities with a total cost of $13,941,379.

At March 31, 2011, the Portfolio had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	UBS AG	416,358	$589,574	5/18/11	$11,291
Euro	Morgan Stanley & Co., Inc.	360,000	509,770	5/18/11	9,730
Euro	Goldman Sachs	136,955	193,932	5/18/11	5,092
Euro	Deutsche Bank AG	133,152	188,547	5/18/11	4,697
Euro	Morgan Stanley & Co., Inc.	25,000	35,401	5/18/11	867
Japanese Yen	Societe General	23,950,000	288,001	5/18/11	(1,408)

					30,269

Contracts to Sell:
Euro	Deutsche Bank AG	133,152	188,547	5/18/11	(5,097)
Euro	Goldman Sachs	136,955	193,932	5/18/11	(4,834)
Euro	Morgan Stanley & Co., Inc.	385,000	545,171	5/18/11	(20,104)
Euro	UBS AG	416,358	589,574	5/18/11	(19,234)
Japanese Yen	Societe General	23,950,000	288,001	5/18/11	5,844

					(43,425)

Net unrealized loss on open forward foreign currency contracts					$(13,156)

At March 31, 2011, the Portfolio held the following interest rate swap contracts:

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE PORTFOLIO‡	PAYMENTS RECEIVED BY THE PORTFOLIO ‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclay’s Capital Inc.	$140,000	2/15/25	zero coupon	3-Month LIBOR	—	$(6,284)
Barclay’s Capital Inc.	180,000	2/15/25	zero coupon	3-Month LIBOR	—	(9,002)
Morgan Stanley & Co. Inc.	340,000	2/15/25	zero coupon	3-Month LIBOR	—	(16,123)
Barclay’s Capital Inc.	530,000	2/15/25	zero coupon	3-Month LIBOR	—	(26,266)
Morgan Stanley & Co. Inc.	480,000	11/15/27	zero coupon	3-Month LIBOR	$(10)	(18,749)

Total	$1,670,000				$(10)	$(76,424)

‡	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2011:

	Futures Contracts			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts Risk	$6,264	$(72,177)	$(4,244)	—	—	$(76,434)	$(146,591)
Foreign Exchange Contracts Risk	—	—	—	$37,521	$(50,677)	—	(13,156)

Total	$6,264	$(72,177)	$(4,244)	$37,521	$(50,677)	$(76,434)	$(159,747)

During the period ended March 31, 2011, the volume of derivative activity for the Portfolio was as follows:

Average market value
Written options	$1,694
Forward foreign currency contracts (to buy)	591,127
Forward foreign currency contracts (to sell)	1,364,966
Futures contracts (to buy)	9,292,914
Futures contracts (to sell)	5,563,657

Average notional balance
Interest rate swap contracts	$1,670,000
Credit default swap contracts (to buy protection) †	687,500
Credit default swap contracts (to sell protection) †	138,607
Total return swap contracts†	333,232

†	At March 31, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: May 24, 2011